UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2012
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 27, 2012, Black Hills Exploration and Production, Inc. (“Black Hills Exploration”), a subsidiary of the registrant, closed its previously announced sale of approximately 85 percent of its Bakken and Three Forks shale assets in the Williston Basin. The sale to QEP Energy Company was for approximately $243 million, subject to customary post-closing adjustments, and involved Black Hills Exploration's non-operated interest in approximately 28,000 net lease acres and 73 gross wells. The closing proceeds of the properties were calculated based on the July 1, 2012 effective date.
Item 9.01 Financial Statements and Exhibits

The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2011 and the six months ended June 30, 2012 have been prepared to present the Company’s results of operations as if the sale of the Bakken and Three Forks shale assets had occurred on January 1, 2011. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012 has been prepared to present the Company’s financial position as if the sale of the Bakken and Three Forks shale assets had occurred on June 30, 2012. The Company’s Unaudited Pro Forma Condensed Consolidated Financial Statements are attached hereto as Exhibit 99 and are incorporated herein by reference.
The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations of the Company as of the dates or for such periods, nor are they necessarily indicative of future results. The Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as well as the Company's unaudited condensed consolidated financial statements filed with the SEC on Form 10-Q as of and for the six months ended June 30, 2012.

(b)		Pro Forma Financial Information

Unaudited Pro Forma condensed consolidated financial information is attached as Exhibit 99 hereto.
	(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012
	(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2011 and the six months ended June 30, 2012

(d)		Exhibits

99		Unaudited Pro Forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /S/ ANTHONY S. CLEBERG
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: October 3, 2012

Exhibit Index

Exhibit No.    Description

99        Unaudited Pro Forma condensed consolidated financial information
(i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012
(ii) Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2011 and the six months ended June 30, 2012